As filed with the Securities and Exchange                  File No. 33-27247
Commission on April 27, 1998                              File No. 811-5773

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 16

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 22

                             AETNA BALANCED VP, INC.
                             -----------------------

             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
             -------------------------------------------------------
                                 (860) 273-1409

                            Amy R. Doberman, Counsel
                    Aetna Life Insurance and Annuity Company
             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:


        X         on May 1, 1998 pursuant to paragraph (b) of Rule 485
     --------

                             Aetna Balanced VP, Inc.
                              Cross-Reference Sheet

Form N-1A
Item No.                     Part A                              Caption in Prospectus
--------                     ------                              ---------------------
     1.     Cover Page.......................................    Cover Page

     2.     Synopsis.........................................    Not Applicable

     3.     Condensed Financial Information..................    Financial Highlights

     4.     General Description of Registrant................    Investment Objective
                                                                 Investment Policies and Restrictions
                                                                 Risk Factors and Other Considerations
                                                                 General Information

     5.     Management of the Fund...........................    Management of the Fund

    5A.     Management's Discussion of Fund Performance......
                                                                 Not Applicable

     6.     Capital Stock and Other Securities...............    General Information
                                                                 Tax Matters

     7.     Purchase of Securities Being Offered.............    General Information
                                                                 Purchase and Redemption of Shares
                                                                 Net Asset Value

     8.     Redemption or Repurchase.........................    Purchase and Redemption of Shares
                                                                 Net Asset Value

     9.     Legal Proceedings................................    Not applicable

Form N-1A
Item No.                     Part B                              Caption in Statement of
--------                     ------                              -----------------------
                                                                 Additional Information
                                                                 ----------------------
    10.     Cover Page.......................................    Cover Page

    11      Table of Contents................................    Table of Contents

    12.     General Information and History..................    General Information and History

    13.     Investment Objectives and Policies...............    General Information and History
                                                                 Investment Policies of the Fund
                                                                 Description of Various Securities and
                                                                     Investment Techniques

    14.     Management of the Fund...........................    Trustees and Officers of the Fund

    15.     Control Persons and Principal Holders of
            Securities.......................................    Control Persons and Principal Shareholders
                                                                     of the Fund

    16.     Investment Advisory and Other
            Services     ....................................    Investment Advisory Agreements
                                                                 Administrative Services Agreements
                                                                 Custodian
                                                                 Independent Auditors

    17.     Brokerage Allocation.............................    Brokerage Allocation and Trading Polices

    18.     Capital Stock and Other Securities...............    Description of Shares

    19.     Purchase, Redemption and Pricing of Securities
            Being Offered....................................    Purchase and Redemption of Shares
                                                                 Net Asset Value

    20.     Tax Status.......................................    Tax Matters

    21.     Underwriters.....................................    Principal Underwriter

    22.     Calculation of Performance Data..................    Performance Information

    23.     Financial Statements.............................    Financial Statements

                                     Part C
                                     ------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration statement.

                             AETNA BALANCED VP, INC.

                              151 Farmington Avenue
                             Hartford, CT 06156-8972
                                 1-800-525-4225


                          Prospectus dated: May 1, 1998



Aetna Balanced VP, Inc. (Fund) is a diversified, open-end management investment company whose shares are currently sold to fund variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies) issued by Aetna Life Insurance and Annuity Company (Aetna) and its affiliates for allocation to their separate accounts in connection with annuity contracts.


The Fund seeks to maximize investment return consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.


This Prospectus sets forth concisely the information about the Fund that you should know before investing. Additional information about the Fund is contained in a Statement of Additional Information (Statement) dated May 1, 1998, which has been filed with the Securities and Exchange Commission (Commission) and is incorporated by reference. You can obtain a Statement, without charge, by writing to the Fund at the address listed above or by calling the Fund at 1-800-525-4225. Additional information filed with the Commission can be obtained by contacting the Commission at its Web Site (http://www.sec.gov).


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          Please read this Prospectus and retain for future reference.

                              TABLE OF CONTENTS



FINANCIAL HIGHLIGHTS ..................................................... 4
INVESTMENT OBJECTIVE ..................................................... 5
INVESTMENT POLICIES AND RESTRICTIONS ..................................... 5
 Investment Policies ..................................................... 5
 Asset Allocation Calculations ........................................... 5
 Industry Concentration .................................................. 5
 Illiquid and Restricted Securities ...................................... 5
 Borrowing ............................................................... 5
 Zero Coupon and Pay-in-Kind Bonds ....................................... 5
 Bank Obligations ........................................................ 5
 Options, Futures and Other Derivative Instruments ....................... 6
 Cash or Cash Equivalents ................................................ 6
 High-Yield Bonds ........................................................ 6
 Foreign Securities ...................................................... 6
 Repurchase Agreements ................................................... 7
 Proprietary Software .................................................... 7
RISK FACTORS AND OTHER CONSIDERATIONS .................................... 7
 General Considerations .................................................. 7
 High-Yield Bonds ........................................................ 7
 Foreign Securities ...................................................... 7
 Options and Futures ..................................................... 7
 Variable-Rate Instruments, When-Issued and Delayed-Delivery Transactions  8
 Real Estate Securities .................................................. 8
MANAGEMENT OF THE FUND ................................................... 8
 Directors ............................................................... 8
 Investment Adviser ...................................................... 8
 Portfolio Transactions and Commissions .................................. 8
 Portfolio Management .................................................... 8
 Administrator ........................................................... 8
GENERAL INFORMATION ...................................................... 9
 Articles of Incorporation ............................................... 9
 Capital Stock ........................................................... 9
 Shareholder Meetings .................................................... 9
 Voting Rights ........................................................... 9
 Mixed Funding ........................................................... 9

2 Aetna Balanced VP, Inc.

 Principal Underwriter ................................................   9
 Custodian ............................................................   9
TAX MATTERS ...........................................................   9
 The Fund .............................................................   9
 Fund Distributions ...................................................   9
PURCHASE AND REDEMPTION OF SHARES .....................................   9
NET ASSET VALUE .......................................................  10
YEAR 2000 .............................................................  10
APPENDIX DESCRIPTION OF CORPORATE BOND RATINGS ........................  11


                                                       Aetna Balanced VP, Inc. 3

                             FINANCIAL HIGHLIGHTS


The selected data presented below for, and as of the end of, each of the years in the nine-year period ended December 31, 1997 are derived from the financial statements of the Fund which statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon are included in the Fund's annual report dated December 31, 1997 which is incorporated by reference into the Statement.


                                                                    Years Ended December 31,
                                                       ---------------------------------------------------
                                                         1997           1996          1995+         1994+
                                                       --------       --------      --------      --------

Net asset value, beginning of year ................    $ 15.118       $ 14.502      $ 12.226      $ 12.798
                                                       --------       --------      --------      --------
 Income from Investment Operations
 Net investment income ............................       0.499          0.469         0.539         0.480
 Net realized and unrealized gain (loss)
  on investments ..................................       2.731          1.585         2.737        (0.532)
                                                       --------       --------      --------      --------
  Total from investment operations ................       3.230          2.054         3.276        (0.052)
                                                       --------       --------      --------      --------
 Less Distributions
 From net investment income .......................      (1.100)        (0.350)       (0.670)       (0.451)
 From net realized gains on investments ...........      (1.215)        (1.088)       (0.330)       (0.069)
                                                       --------       --------      --------      --------
  Total Distributions .............................      (2.315)        (1.438)       (1.000)       (0.520)
                                                       --------       --------      --------      --------
Net asset value, end of year ......................    $ 16.033       $ 15.118      $ 14.502      $ 12.226
                                                       ========       ========      ========      ========
Total return** ....................................       22.49%         15.17%        27.23%        (0.35)%
Net assets, end of year (millions) ................    $  1,642       $  1,364      $  1,196      $    958
Ratio of total expenses to average net assets .....        0.58%          0.45%         0.31%         0.32%
Ratio of net investment income to average
 net assets .......................................        3.01%          3.21%         3.96%         3.83%
Portfolio turnover rate ...........................      112.03%        107.80%       141.21%       112.05%
Average commission rate paid per share on
 equity securities traded .........................    $ 0.0535       $ 0.0576            --            --


                                                                        Years Ended December 31,
                                                      ------------------------------------------------------------
                                                        1993+        1992+        1991+        1990+        1989*+
                                                      --------     --------     --------     --------     --------
Net asset value, beginning of year ................   $ 12.066     $ 11.841     $ 10.467     $ 10.508     $ 10.000
                                                      --------     --------     --------     --------     --------
 Income from Investment Operations
 Net investment income ............................      0.441        0.450        0.560        0.624        0.580
 Net realized and unrealized gain (loss)
  on investments ..................................      0.741        0.297        1.357       (0.023)       0.148
                                                      --------     --------     --------     --------     --------
  Total from investment operations ................      1.182        0.747        1.917        0.601        0.728
                                                      --------     --------     --------     --------     --------
 Less Distributions
 From net investment income .......................     (0.440)      (0.506)      (0.543)      (0.580)      (0.216)
 From net realized gains on investments ...........     (0.010)      (0.016)       0.000       (0.062)      (0.004)
                                                      --------     --------     --------     --------     --------
  Total Distributions .............................     (0.450)      (0.522)      (0.543)      (0.642)      (0.220)
                                                      --------     --------     --------     --------     --------
Net asset value, end of year ......................   $ 12.798     $ 12.066     $ 11.841     $ 10.467     $ 10.508
                                                      ========     ========     ========     ========     ========
Total return** ....................................      9.90%         6.39%       18.38%        5.72%        5.33%
Net assets, end of year (millions) ................   $   920      $    730     $    456     $    286     $    147
Ratio of total expenses to average net assets .....      0.31%         0.32%        0.33%        0.40%        0.36%
Ratio of net investment income to average
 net assets .......................................      3.53%         4.05%        4.94%        6.03%        4.97%
Portfolio turnover rate ...........................     24.71%        15.51%        6.60%       11.84%        3.24%
Average commission rate paid per share on
 equity securities traded .........................         --           --           --           --           --


 * Date of Initial Capitalization was April 3, 1989.
** The performance data reflects deduction of an investment advisory fee at an annual rate of 0.25% of the Fund's average daily net assets, prior to August 1, 1996 and 0.50% of average daily net assets thereafter and deductions for Fund administrative services and other expenses at cost prior to May 1, 1996, and at an annual rate of 0.08% of average daily net assets thereafter. Performance data above is for the Fund and not for the separate accounts investing in the Fund. Therefore, the performance does not reflect insurance charges for mortality and expense risks, contract maintenance charges, deferred sales charges or other charges relating to the separate account using the Fund for VA Contracts or VLI Policies. Inclusion of these expenses would reduce the total return figures.
 + Per share data calculated using weighted average number of shares outstanding throughout the year.


Additional information about the performance of the Fund is contained in the Fund's Annual Report dated December 31, 1997. The Annual Report may be obtained, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-525-4225.


4 Aetna Balanced VP, Inc.

                             INVESTMENT OBJECTIVE


The investment objective of the Fund is to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Fund's investment adviser, Aeltus Investment Management, Inc., (Aeltus) of which of those sectors or mix thereof offers the best investment prospects. The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities as defined by the Investment Company Act of 1940 (1940 Act). There can be no assurance that the Fund will meet its investment objective.



                     INVESTMENT POLICIES AND RESTRICTIONS


Investment Policies The Fund's assets will be allocated among common and preferred stocks, bonds, including mortgage-related and other asset-backed securities, U.S. Government securities, U.S. Government derivatives, and money market instruments, including variable-rate instruments and repurchase agreements. The Fund may also invest in when-issued or delayed-delivery securities. The Fund generally will maintain at least 25% of its total assets in fixed income securities. Investors should be aware that the investment results of the Fund partly depend upon Aeltus' ability to anticipate correctly the relative performance of stocks, bonds and money market instruments.

While Aeltus has substantial experience in managing all asset classes, there can be no assurance that Aeltus will always allocate assets to the best performing sectors. The Fund's performance would suffer if a major proportion of its assets were allocated to stocks in a declining market or, similarly, if a major proportion of its assets were allocated to bonds at a time of adverse interest rate movement.

Asset Allocation Calculations Aeltus employs current market statistics and economic indicators to forecast returns for each sector of the securities market for the Fund. These calculations provide a framework for assessing the relative attractiveness of stocks, bonds and cash equivalents.

Industry Concentration The Fund will not concentrate its investments in any one industry, and therefore, the Fund will not invest 25% or more of its total assets in securities issued by companies principally engaged in any one industry. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, banker's acceptances, or securities of banks and bank holding companies. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. Also, the Fund will not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. The 5% and 10% restrictions apply only to 75% of the Fund's total assets. Those restrictions do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund does not invest in the securities of companies determined by Aeltus to be primarily involved in the production or distribution of tobacco products.


Illiquid and Restricted Securities The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days in the ordinary course of business without taking a materially reduced price. In addition, the Fund may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933. The Board of Directors of the Fund (Directors) has established a policy concerning investments in restricted and illiquid securities.

Borrowing The Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Fund does not intend to borrow for leveraging purposes. It has the authority to do so, but only if, after the borrowing, the value of the Fund's net assets, including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed Funds.


Zero Coupon and Pay-in-Kind Bonds The Fund may invest in zero coupon securities and pay-in-kind bonds. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts to their value at maturity. Some zero coupon securities call for the commencement of regular interest payments at a deferred date. Pay-in-kind bonds pay all or a portion of their interest in the form of additional debt or equity securities. Zero coupon securities and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying instruments with similar maturities; the value of zero coupon securities and pay-in-kind bonds appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates.

Bank Obligations The Fund may invest in obligations (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit) issued by domestic or foreign banks, provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.



                                                       Aetna Balanced VP, Inc. 5

Options, Futures and Other Derivative Instruments In order to manage exposure to changing interest rates, securities prices and currency exchange rates, or to increase investment return, the Fund may engage in hedging and other strategies using derivatives. A derivative is a financial instrument the value of which depends on (or derives from) the value of an underlying asset, such as a security, interest rate, currency exchange rate or index. Derivatives that may be used by the Fund include forward contracts, swaps, structured notes, futures (see "Futures Contracts" below), options (see "Options" below), collateralized mortgage obligations (CMOs) (see "Mortgage-Backed and Asset-Backed Securities" below), and U.S. Government derivatives (see "U.S. Government Derivatives" below). See the Statement for additional information on the use of and risks associated with derivatives.

Some of these strategies, such as selling futures contracts, buying puts and writing (selling) calls, are designed to hedge against price fluctuations. Other strategies, such as writing puts, and buying futures contracts, calls, and interest rate swaps, tend to increase market exposure. In some cases, the Fund may buy a futures contract for the purpose of increasing its exposure in a particular market segment, which may be considered speculative, rather than for hedging.

For purposes other than hedging, the Fund will invest no more than 5% of its assets in derivatives which at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters, interest-only and principal-only debt instruments. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

Futures Contracts--Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date. Investments in futures contracts or options on futures may be made subject to the limits discussed in the Statement.

Options--The Fund may purchase and write (sell) call options and put options, including options on securities, indices and futures. Options on securities may be written only if covered. Options are agreements that for a fee or premium, give the holder the right, but not the obligation, to pay or settle for cash a certain amount of securities during a specified period or on a specified date. Call options are used to minimize principal fluctuation or to generate additional premium income.

Mortgage-Backed Securities and Asset-Backed Securities--The Fund may invest in mortgage-backed, asset-backed and other securities which represent interest in pools of mortgages or assets, as the case may be, and which pass through to the holders of the securities payments of principal, interest or other cash flow generated by the underlying mortgages or assets. In the case of certain mortgage-backed securities, payments of interest, principal or both may be guaranteed by an agency or instrumentality of the U. S. Government, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Other mortgage-backed securities, such as CMOs and real estate mortgage investment conduits (REMICs) and many asset-backed securities generally are secured by the underlying pool of mortgages and assets or the backing of a third party, and are rated similarly to corporate bonds. Mortgage-backed and asset-backed securities are subject to prepayment risk. Additional information about CMOs and REMICs is contained in the Statement.

U.S. Government Derivatives--The Fund may purchase separately traded principal and interest components of certain U.S. Government securities. In addition, the Fund may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.

Forward-Exchange Contracts--The Fund may engage in forward-exchange contracts. The use of forward-exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. In an attempt to limit their risk in forward-exchange contracts, the Fund limits its exposure to the amount of its assets denominated in the foreign currency being cross-hedged. Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks are described in greater detail in the Statement.

Cash or Cash Equivalents The Fund reserves the right to depart from its investment objectives temporarily by investing up to 100% of its assets in cash or cash equivalents for defense against potential market declines and to accommodate cash flows from the purchase and sale of Fund shares.

High-Yield Bonds The Fund may invest up to 25% of its total assets in high-yield bonds. These securities are rated BB or below by Standard & Poor's Corporation (S&P) or Ba or below by Moody's Investors Service, Inc. (securities with capacity to meet interest and principal payments but greater vulnerability to default), or, if unrated, considered by Aeltus to be of comparable quality. See the Appendix for more information about corporate bond ratings.

Foreign Securities The Fund may invest up to 25% of its total assets in foreign debt and/or equity securities including depositary receipts. The Fund can invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary



6 Aetna Balanced VP, Inc.

receipts, which are typically traded in the over-the-counter market, may be less liquid than sponsored depositary receipts and therefore may involve more risk. In addition, there may be less information available about issuers of unsponsored depositary receipts. The Fund will generally acquire American Depositary Receipts which are dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depositary receipts will be considered international securities for purposes of the Fund's investment limitation concerning investment in international securities.

Repurchase Agreements The Fund may enter into repurchase agreements with domestic banks and broker-dealers. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Fund to resell the instrument at a fixed price and time. Assets may be invested in repurchase agreements with domestic banks and broker-dealers. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, the Fund may incur costs in liquidating the securities (or other collateral for the agreement) or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of the Fund to liquidate the collateral may be delayed or limited. The Directors have established credit standards for issuers of repurchase agreements entered into by the Fund.

Proprietary Software Aeltus uses proprietary computer programs to identify trends in interest rates and economic conditions and to help calculate the optimal asset exposure over specified time periods. The Fund is not, however, solely driven by quantitative techniques and asset allocation decisions will always remain at the discretion of Aeltus.

The Fund is subject to additional investment restrictions described in the Statement.


                     RISK FACTORS AND OTHER CONSIDERATIONS

General Considerations The different types of securities purchased and investment techniques used by the Fund involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuer, and preferred stocks have price risk and some interest rate and credit risk. The value of debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are generally more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also on each debt security, the risk of principal and interest default is greater with higher-yield bonds. High-yield bonds may provide a higher return but with added risk. In addition, foreign securities have currency risk. Some of the risks involved in the securities acquired by the Fund are discussed in this section. Additional discussion is contained above under "Investment Policies and Restrictions" and in the Statement.

High-Yield Bonds The Fund may invest in high-yield bonds. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest.

Although high-yield bonds are higher risk investments, they may be purchased if Aeltus believes they offer good value. This may happen if, for example, the rating agencies have, in Aeltus' opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.

Foreign Securities Investments in securities of foreign issuers or securities denominated in foreign currencies involve risks not present in domestic markets. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of stock exchanges where securities may be traded, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on income payable on securities or on capital gains; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.

Options and Futures Generally, risks involved in using options and futures include the risk that the instrument may experience greater price swings than other securities and may be less liquid than other securities. Certain risks are associated with investing in futures contracts including but not limited to: transactions to close out futures contracts may not be able to be effected at favorable prices; possible reduction in the Fund's total return and yield; possible reduction in value of the futures instrument; the inability of the Fund to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the futures contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.

The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited losses or gains to the Fund. The amount



                                                       Aetna Balanced VP, Inc. 7
of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

In writing puts, there is the risk that the Fund may be required to buy the underlying security (or other instrument) at a disadvantageous price. Writing call options involves the risk of not being able to effect closing transactions at favorable prices or to participate in the appreciation of the underlying securities. Purchasing put and call options involve the risk of losing the entire purchase price of the option.

Variable-Rate Instruments, When-Issued and Delayed-Delivery
Transactions When-issued, delayed-delivery and variable-rate instruments may be subject to liquidity risks and risks of loss of principal due to market fluctuations. Liquid assets in an amount at least equal to the Fund's commitments to purchase securities on a when-issued or delayed-delivery basis will be segregated. For more information about these securities, see the Statement.

Real Estate Securities Real estate securities include interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern United States, or both.

Equity REITs may be affected by any changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent on the REITs' management skill and may not be diversified. The Fund could conceivably own real estate directly as a result of a default on debt obligations it owns. Changes in prevailing interest rates also may inversely affect the value of the debt obligations in which the Fund may invest.



                            MANAGEMENT OF THE FUND


Directors The Fund is managed under the supervision of the Directors. The Directors set broad policies for the Fund. Information about the Directors is found in the Statement.

Investment Adviser Aeltus has entered into an investment advisory agreement with the Fund which provides that Aeltus is responsible for managing the Fund's assets in accordance with its investment objective and policies. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06103-1205. Aeltus is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is, in turn, an indirect wholly-owned subsidiary of Aetna Inc. Aeltus is registered as an investment adviser with the Commission. Aeltus is entitled to receive a monthly fee from the Fund at an annual rate of 0.50% of the average daily net assets of the Fund.

Portfolio Transactions and Commissions Subject to the supervision of the Directors, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions, subject to its duty to obtain best execution. See the Statement for more information.

Portfolio Management John Y. Kim, Managing Director and Chief Investment Officer, Aeltus, has been the portfolio manager for the Fund for the past three years. Mr. Kim joined the Aetna organization in 1983 as an analyst. He subsequently was promoted to Senior Investment Officer and Senior Portfolio Manager. He also served as a Vice President for Investor Relations. Mr. Kim joined Mitchell Hutchins Institutional Investors in 1993. In 1994 he returned to the Aetna organization as Chief Investment Officer of Aetna. Mr. Kim is assisted by a team of portfolio managers.

Administrator The Fund has appointed Aeltus as its administrator. Aeltus has responsibility for certain administrative and internal accounting and reporting services, maintenance of relationships with third party service providers, calculation of the net asset value (NAV) and other financial reports prepared for the Fund (collectively referred to as "Administrative Services").

For providing the Administrative Services, Aeltus receives a fee at the following annual rate based on average daily net assets of the Fund:

         Administrative Fees              Fund Assets
         -------------------      -----------------------------
               0.075%                On the first $5 billion
               0.050%             On all assets over $5 billion

As administrator, Aeltus may contract with other entities to perform certain Administrative Services.


8 Aetna Balanced VP, Inc.

                              GENERAL INFORMATION

Articles of Incorporation The Fund is a corporation incorporated under the laws of Maryland on December 14, 1988.

Capital Stock The Articles of Incorporation (Articles) allow the Directors to issue two billion shares of capital stock of the Fund. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.


As of March 31, 1998, there were 102,672,221 shares of the Fund outstanding, all of which were owned by Aetna and its affiliates and held in separate accounts to fund obligations under VA Contracts and VLI Policies.


Shareholder Meetings The Fund is not required to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such time as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of the Fund's outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communications concerning that shareholder meeting.

Voting Rights Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to the shareholders of the Fund. Voting rights are not cumulative. Persons who select the Fund for investment through their VA Contract or VLI Policy are not the shareholders of the Fund, but may have the right to direct the voting of Fund shares at shareholder meetings if required by law. Participant voting rights are discussed in the prospectus for the applicable VA Contract or VLI Policy.

Mixed Funding Because the Fund is sold to fund variable annuity contracts and variable life insurance policies issued by Aetna, certain conflicts of interest could arise. If a conflict of interest were to occur, one of the separate accounts invested in the Fund might withdraw its investment in the Fund, which might force the Fund to sell its portfolio of securities at disadvantageous prices, causing its per share value to decrease. The Directors have agreed to monitor events in order to identify any material irreconcilable conflicts which might arise and to determine what action, if any, should be taken to address such conflict.


Principal Underwriter Aetna is the principal underwriter for the Fund. Aetna is a Connecticut corporation, and is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc. and an indirect wholly-owned subsidiary of Aetna Inc.

Custodian Mellon Bank, N.A., is the Fund's custodian.


                                  TAX MATTERS

The following discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this prospectus, and is subject to change by legislative or administrative action. The following discussion is for general information only; a more detailed discussion of federal income tax considerations is contained in the Statement. Holders of VA Contracts or VLI Policies should consult the prospectuses of their respective contracts or policies for information concerning federal income tax consequences to them.

The Fund The Fund intends to continue to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code) concerning: (1) the diversification of assets; (2) the distribution of income; and (3) the source of income. It is the policy of the Fund to distribute all of its investment income (net of expenses) and any capital gains (net of capital losses) to the separate accounts which hold the shares of the Fund in accordance with the timing requirements imposed by the Code. In addition, the Fund intends to comply with the variable asset diversification requirements under Section 817(h) of the Code, which are described more fully in the Statement.

Fund Distributions Distributions by the Fund are taxable, if at all, to the insurance company separate accounts, and not to VA Contract or VLI Policy holders.


                       PURCHASE AND REDEMPTION OF SHARES


Purchases and redemptions of shares may be made only by insurance companies for their separate accounts at the direction of Participants. Please refer to the documents pertaining to your contract or policy for information on how to direct investments in or redemptions from the Fund and any fees that may apply.

Orders for the purchase or redemption of shares of the Fund that are received by the insurance company before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4 p.m. eastern time) are effected at the net asset value per share determined that day, as described below (see "Net Asset Value"). The insurance company shall be the designee of the Fund for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by the Fund, provided that the Fund receives notice of the order by 9:30 a.m. the next day on which the NYSE is open for trading.



                                                       Aetna Balanced VP, Inc. 9

The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Commission.


                                NET ASSET VALUE


The NAV of the Fund is determined as of the earlier of 15 minutes after the close of the NYSE or 4:15 p.m. eastern time on each day that the NYSE is open for trading. The NAV is computed by dividing the total value of the Fund's securities, plus any cash or other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding.


Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not readily available, are valued at their fair value in such manner as may be determined under the authority of the Directors.


                                   YEAR 2000


Aetna Inc. (referred to collectively with its subsidiaries and affiliates as "Aetna Inc.") has developed and is currently executing a plan to make its computer systems and applications accommodate date-sensitive information relating to the Year 2000. The plan covers four stages including (i) inventory,
(ii) assessment, (iii) remediation and (iv) testing and certification. Aetna Inc. is currently in the assessment or remediation stages of its plan for the systems and applications related to the Fund, including those relating to Aeltus. Testing and certification of these systems is targeted for completion by mid-1999. The costs of these efforts will not affect the Fund.

Aeltus and the Fund also have relationships with broker dealers, transfer agents, custodians and other securities industry participants and service providers that are not affiliated with Aetna Inc. Aetna Inc. is currently examining its relationships with third parties as part of its Year 2000 plan. While Aeltus believes that United States securities industry participants generally are preparing their computer systems and applications to accommodate Year 2000 date-sensitive information, preparation by third parties is outside Aetna Inc.'s, Aeltus' and the Fund's control. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Fund, including, without limitation, its operation or the valuation of its assets.


10 Aetna Balanced VP, Inc.

                                    APPENDIX
                     DESCRIPTION OF CORPORATE BOND RATINGS

                         Moody's Investors Service, Inc.

"Aaa" Rating
Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Rating
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

"A" Rating
Bonds which are rated A possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors relating to security of principal and interest are considered adequate but elements may be present which suggest possible impairment sometime in the future.

"Baa" Rating
Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics.

"Ba" Rating
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes this class of bond.

"B" Rating
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.


                         Standard & Poor's Corporation

"AAA" Rating
Bonds which are rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA" Rating
Bonds which are rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Rating
Bonds which are rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Rating
Bonds which are rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

"BB" Rating
Bonds which are rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


                                                      Aetna Balanced VP, Inc. 11

"B" Rating
Bonds which are rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


12 Aetna Balanced VP, Inc.

------------------------------------------
     INVESTMENT ADVISER

    Aeltus Investment Management, Inc.
    242 Trumbull Street
    Hartford, Connecticut 06103-1205


    CUSTODIAN

    Mellon Bank N.A.
    One Mellon Bank Center
    Pittsburgh, Pennsylvania 15258


    TRANSFER, DIVIDEND DISBURSING
    AND REDEMPTION AGENT

    Firstar Trust Company
    P.O. Box 701
    Milwaukee, Wisconsin 53201-0701


    INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP
    CityPlace II
    Hartford, Connecticut 06103-4103

--------------------------------------------

              [AETNA LOGO]

 Aetna Life Insurance and Annuity Company



                                                      Aetna Balanced VP, Inc. 13

             Statement of Additional Information dated: May 1, 1998


                             AETNA BALANCED VP, INC.

                            Aetna Income Shares d/b/a


                                  AETNA BOND VP

                            Aetna Variable Fund d/b/a


                           AETNA GROWTH AND INCOME VP

                              151 Farmington Avenue
                           Hartford, Connecticut 06156

This Statement of Additional Information (Statement) is not a prospectus and should be read in conjunction with the current prospectuses for Aetna Balanced VP, Inc. (Balanced VP), Aetna Bond VP (Bond VP), and Aetna Growth and Income VP (Growth and Income VP) (each a "Fund" and collectively "Funds"), each dated May 1, 1998.

You may obtain a free copy of a prospectus for any Fund from the local Aetna office, by writing to the respective Fund at the address listed above or by calling 1-800-238-6263.

        Read the prospectus for a Fund before you invest in that Fund.


                               TABLE OF CONTENTS

General Information and History .....................................     2
Investment Policies of the Funds ....................................     2
Description of Various Securities and Investment Techniques .........     3
Trustees and Officers of the Funds ..................................    18
Control Persons and Principal Shareholders of the Funds .............    21
Investment Advisory Agreements ......................................    22
Administrative Services Agreements ..................................    22
Brokerage Allocation and Trading Policies ...........................    23
Description of Shares ...............................................    24
Purchase and Redemption of Shares ...................................    25
Principal Underwriter ...............................................    25
Tax Matters .........................................................    26
Net Asset Value .....................................................    30
Performance Information .............................................    31
Custodian ...........................................................    32
Independent Auditors ................................................    32
Financial Statements ................................................    32

                        GENERAL INFORMATION AND HISTORY


The Funds are open-end diversified management investment companies which sell their shares (i) to variable annuity and variable life insurance separate accounts to fund variable annuity contracts (VA Contracts) or variable life insurance policies (VLI Policies) issued by the Aetna Life Insurance and Annuity Company (Aetna) and its affiliates and (ii) in the case of Bond VP and Growth and Income VP, to other shareholders of the Funds only through reinvestment of dividends. Capitalized terms not defined herein are used as defined in the Funds' prospectuses.


                       INVESTMENT POLICIES OF THE FUNDS

Each Fund will operate under the following restrictions, which together with the Fund's investment objective (as set forth in the Fund's prospectus), are matters of fundamental policy and cannot be changed without the approval of a majority of the outstanding voting securities of that Fund as defined by the Investment Company Act of 1940 (1940 Act). This means the lesser of: (i) 67% of the shares of a Fund present or represented at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present or represented; or (ii) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, none of the Funds will:

 (1) issue any senior security, as defined in the 1940 Act, except that (a) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts or related options shall not be considered to involve the issuance of a senior security; and (e) subject to fundamental restrictions, a Fund may borrow money as authorized by the 1940 Act;

 (2) with respect to 75% of the value of a Fund's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from these restrictions;

 (3) concentrate its investments in any one industry except that a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

 (4) make loans, except that, to the extent appropriate under its investment program, a Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of a Fund's total assets;


 (5) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts;

 (6) borrow money, except that (a) a Fund may enter into certain futures contracts or options related thereto; (b) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of a Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

 (7) purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or

 (8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended (1933 Act).

Each Fund has also adopted certain other investment restrictions that may be changed by that Fund's Directors/Trustees (Trustees) and without shareholder vote. Under such restrictions, none of the Funds will:

 (1) invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus) shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

 (2) invest in companies for the purpose of exercising control or management;
     and

 (3) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of each Fund.

In addition, Balanced VP will not:

 (4) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%;

 (5) invest more than 25% of the total value of its assets in fixed income securities, including convertible securities, rated below BBB or Baa by Standard & Poor's (S&P) or Moody's Investors Service, Inc. (Moody's) or other comparable nationally recognized statistical rating organizations (sometimes referred to as high-yield bonds) or, if not rated, considered by Aeltus to be of comparable quality;

Where a Fund's investment objective or policies restrict it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

          DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

The following information supplements and should be read in conjunction with the section of each Fund's prospectus entitled "Investment Policies and Restrictions."

U.S. Government Obligations
The types of U.S. Government obligations in which a Fund may invest include, but are not limited to: (1) direct obligations of the U.S. Treasury, such as U.S. Treasury bonds, notes, bills and Treasury Certificates of Indebtedness;
(2) instruments issued or guaranteed by U.S. Government agencies or instrumentalities which are backed by (a) the full faith and credit of the United States, (b) the credit of the agency or instrumentality issuing the obligations, or (c) the right of the issuer to borrow from the U.S. Treasury, such as notes, bonds, and discount notes of U.S. Government instrumentalities or agencies, including Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Farmers Home Administration and Federal National Mortgage Association. (A U.S. Government instrumentality is a government agency organized under federal charter with government supervision.)

Repurchase Agreements
Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Fund's Trustees. A repurchase agreement allows a Fund to determine the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Under the 1940 Act, repurchase agreements are considered loans by a Fund. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, a Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10 percent (15 percent in the case of Bond VP) of the total assets of a Fund. The Funds do not intend to use reverse repurchase agreements.

Foreign Securities
Each Fund may invest up to 25% of its total assets in securities or obligations of foreign issuers including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof) and debt securities of foreign companies which generally are listed on recognized foreign securities exchanges or are traded in a foreign over-the-counter market. Each Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%. Each Fund also invests in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (1) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (2) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange (typically, Luxembourg) as well as in the United States; and (3) Global Depositary Receipts, which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries. All depositary receipts will be considered foreign securities for purposes of a Fund's investment limitation concerning investment in foreign securities.

Investments in securities of foreign issuers involve certain risks not associated with investments in securities of domestic issuers. These risks include the following:

Currency Risk--The value of a Fund's foreign investments will be effected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk--The economies of many of the countries in which each Fund may invest are not as developed as the U.S. economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation and limitation upon the removal of funds or other assets could adversely affect the value of a Fund's investments.

Regulatory Risk--Foreign companies are not registered with the Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available regarding domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial standards, practices and requirements comparable to those applicable to U.S. companies. Income from foreign securities owned by a Fund may be subject to withholding taxes imposed at the source which would reduce dividend income payable to the Fund's shareholders.

Market Risk--The securities markets in many of the countries in which each Fund may invest have substantially less trading volume than the major U.S. markets. Consequently, the securities of some foreign issuers may be less liquid and experience more price volatility than comparable domestic securities. Indeed, custodian costs, as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign commission rates in foreign jurisdictions are likely to be higher than in the United States.

Options, Futures and Other Derivative Instruments
Each Fund may use derivative instruments as described below and in its prospectus under "Investment Policies and Restrictions." The following provides additional information about these instruments.

Futures Contracts--Each Fund may enter into futures contracts as described in its prospectus but subject to restrictions described below under "Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon, which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific commodity, financial instrument(s) or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments or commodities, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most United States futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and, as noted, temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure a Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values (NAV), each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will maintain in a segregated account, cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

A Fund can buy and write (sell) options on futures contracts. See "Call and Put Options" below. The risk involved in writing options on futures contracts or market indices is that the Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate a Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

Call and Put Options--Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in its prospectus, subject to the restrictions described in this section and under "Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria determined by Aeltus.

No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened. No Fund will write a call option on a security unless the call is "covered," i.e., it already owns the underlying security. Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the put or call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts (see below). The Funds will not write call options on when-issued securities. No Fund may have call options outstanding at any one time on more than 30% of its total assets. The Funds purchase calls primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index, particularly if Aeltus considers these instruments to be undervalued relative to the prices of particular securities or of the securities that comprise that index. The Funds also may purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund(s) intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure the writer's obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier").

Each Fund may write calls on securities indices and futures contracts provided that the Fund enters into an appropriate offsetting position or that liquid assets in an amount sufficient to cover the underlying obli-gation are segregated, in accordance with regulatory requirements. A call option is considered offset, and thus held in accordance with regulatory requirements, if a Fund holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Fund in liquid securities in a segregated account. The Funds also may write a call on an index if the Fund holds in its portfolio equity securities that perform with a high degree of correlation to the performance of the index.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will maintain cash and/or liquid securities with a value equal to the exercise price in a segregated account, or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is less than the exercise price of the put sold if the Fund maintains in a segregated account, liquid securities with an aggregate value equal to the difference. The writer of a put therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. A Fund may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be segregated to cover the put obligation.

In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when Aeltus believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security. In such cases additional brokerage commissions will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by a Fund, are taxable as ordinary income.

Foreign Futures Contracts and Foreign Options--The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors which trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies--Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency subject to the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by a Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Fund collateralizes the position by maintaining in a segregated account, cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Forward Exchange Contracts--Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a "transaction hedge"); or to lock in the value of an existing portfolio security (a "position hedge"); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency which differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

There is no limitation as to the percentage of a Fund's assets that may be committed to forward exchange contracts. The Funds will not enter into a "cross hedge," unless it is denominated in a currency or currencies that Aeltus believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.

Each Fund's custodian will segregate cash and/or liquid securities having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the securities segregated declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting the Funds to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Restrictions on the Use of Futures and Related Option Contracts--A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Funds' net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Interest Rate Swap Transactions--Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Fund's loss will consist of the net amount of contractual interest payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's interest rate swap transactions on an ongoing basis. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Additional Risk Factors
In addition to any risk factors which may be described elsewhere in this section, or in a Fund's prospectus, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation--A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's portfolio. If the values of the portfolio securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Fund would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).

The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

Each Fund will purchase or sell futures contracts or options only if, in Aeltus' judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that Aeltus' judgment will be accurate.

Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.

Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Aeltus does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' portfolios.

Mortgage-Related Debt Securities
Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States, with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security-holders like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to repay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

Collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit, subordination or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.

Asset-Backed Securities
Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

Asset-backed securities may be subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. Faster prepayments will shorten the security's average life and slower prepayments will lengthen it.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

High-Yield Bonds
Each Fund may invest in high-yield bonds which are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or, if unrated, considered to be of comparable quality by Aeltus. These securities include:

 (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated Ba or lower by Moody's or BB or lower by S&P;

 (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

 (c)  any securities convertible into any of the foregoing.

Debt obligations rated BB/Ba or lower are regarded as speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, Aeltus seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer. None of the Funds will invest in any debt security rated lower than B.

The yields earned on high-yield bonds generally are related to the quality ratings assigned by recognized ratings agencies. These securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

 (1) Sensitivity to Interest Rate and Economic Changes. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of these securities tend not to rise as much as the prices of these other bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield bonds to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high-yield bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's NAV. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

 (2) Payment Expectations. High-yield bonds, like other debt instruments, present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield bonds than in the case of investment-grade bonds.

 (3) Liquidity and Valuation Risks. High-yield bonds are often traded among a small number of broker-dealers rather than in a broad secondary market. Purchasers of these securities in the past tended to be institutions rather than individuals, a factor that further limits the secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the values and liquidity of high-yield bonds more than other securities, especially in a thinly-traded market.

 (4) Limitations of Credit Ratings. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

 (5) Legislation. Legislation may have a negative impact on the market for high-yield bonds, such as legislation requiring federally-insured savings and loan associations to divest themselves of their investments in these securities.


Small-Capitalization Companies
Balanced VP and Growth and Income VP may invest in small-capitalization equity securities. These securities are issued by smaller, less well-known U.S. companies with equity market capitalization generally less than $1 billion. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies.

Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Zero Coupon and Pay-in-Kind Securities
Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (cash payment date) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities may apply to zero coupon and pay-in-kind securities. These securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

When-Issued or Delayed-Delivery Securities
During any period that a Fund has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will maintain a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations. To the extent that the market value of securities held in this segregated account falls below the amount that the purchasing Fund will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the purchasing Fund's liquidity and ability to manage its portfolio. When a Fund engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to invest funds held in the segregated account more advantageously.

A Fund will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the Fund at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Convertibles
A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Convertible securities also contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Illiquid and Restricted Securities
Each Fund may invest up to 15% of its total assets in illiquid securities. For this purpose, "illiquid securities" are those which cannot be sold in seven days in the ordinary course of business without taking a materially reduced price. Because of the absence of a trading market for these investments, a Fund may take longer to liquidate the position and may realize less than the amount originally paid by the Fund. Each Fund may purchase securities, which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Aeltus, under the supervision of the Trustees, will consider whether securities purchased under Rule 144A and other restricted securities are illiquid and thus subject to each Fund's restriction of investing no more than 15% of the Fund's total assets in illiquid securities. In making this determination, Aeltus will consider the trading markets for the specific security taking into account the unregistered nature of the Rule 144A security. In addition, Aeltus may consider, among other things, the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades. The liquidity of Rule 144A securities will also be monitored by Aeltus and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to assure that the Fund does not invest more than 15% of its total assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. At the present time, it is not possible to predict with certainty how the market for Rule 144A securities will continue to operate.

Warrants
Warrants allow the holder to purchase new shares in the issuing company at a predetermined price within either a specified length of time or perpetually. Warrants may be sold individually or attached to preferred stock or bonds.

The purchaser of a warrant expects that the market price of a security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Borrowing
Each Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. Each Fund may also borrow up to one-third of the value of its total assets from banks (including its custodian bank) to increase its holdings of portfolio securities. Leveraging by means of borrowing may affect a Fund's NAV by exaggerating any increase or decrease in the value of portfolio securities, and money borrowed is subject to interest and other costs which may or may not exceed the income derived from the securities purchased with borrowed funds. There is no present intention to leverage the Funds.

Portfolio Turnover
Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. The Funds do not intend to make a general practice of short-term trading, although they may occasionally realize short-term gains or losses. Purchases and sales will be made whenever such action is deemed prudent and consistent with investment objectives. It is anticipated that under normal market conditions the average annual portfolio turnover rate for each Fund will not exceed 125%. A high turnover rate involves greater expenses and may involve greater risk to the Fund. For the years ended December 31, 1997 and December 31, 1996, the portfolio turnover rates were as follows:

                            December 31, 1997     December 31, 1996
                            -----------------     -----------------
  Balanced VP                     112.03%               107.80%
  Bond VP                         134.92%                96.41%
  Growth and Income VP            107.01%                85.03%


                      TRUSTEES AND OFFICERS OF THE FUNDS

The investments and administration of a Fund are under the supervision of its Trustees. The Trustees and executive officers of a Fund and their principal occupations for the past five years are listed below. Those Trustees who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). All Trustees and officers hold similar positions with certain other investment companies in the same Complex. The Fund Complex presently consists of Aetna Series Fund, Inc., Aetna Growth and Income VP, Aetna Bond VP, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund (Series B and Series C), Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Portfolio Partners, Inc.

----------------------------------------------------------------------------------------------------------
                                                           Principal Occupation During Past Five Years
                            Position(s) Held with         (and Positions held with Affiliated Persons or
 Name, Address and Age            each Fund                    Principal Underwriter of each Fund)
----------------------------------------------------------------------------------------------------------
 J. Scott Fox*             Trustee and President     Director, Managing Director, Chief Operating Officer,
 242 Trumbull Street                                 Chief Financial Officer, Aeltus Investment
 Hartford, Connecticut                               Management, Inc. (Aeltus), October 1997 to present;
 Age 42                                              Vice President, Aetna Retirement Services, Inc., April
                                                     1997 to present; Director and Senior Vice President,
                                                     Aetna Retirement Holdings, Inc., April 1997 to
                                                     February 1998; Director and President, Aetna Life
                                                     Assignment Company, September 1997 to present;
                                                     Director and Senior Vice President, Aetna Life
                                                     Insurance and Annuity Company, March 1997 to
                                                     February 1998; Director, Managing Director, Chief
                                                     Operating Officer, Chief Financial Officer and
                                                     Treasurer, Aeltus, April 1994 to March 1997;
                                                     Managing Director and Treasurer, Equitable Capital
                                                     Management Corp., March 1987 to September 1993;
                                                     Director, Aeltus Capital, Inc., March 1996 to July
                                                     1997; Managing Director, Chief Financial Officer,
                                                     Aeltus Capital, Inc., March 1996 to April 1997;
                                                     Director, Aeltus Trust Company, Inc., May 1996 to July
                                                     1997; Managing Director, Chief Operating Officer,
                                                     Chief Financial Officer and Treasurer, Aeltus Trust
                                                     Company, Inc., May 1996 to April 1997; Director and
                                                     President, Aetna Investment Management (Bermuda)
                                                     Holding, Ltd., May 1996 to October 1997.
----------------------------------------------------------------------------------------------------------
 Wayne F. Baltzer          Vice President            Assistant Vice President, Aetna Life Insurance and
 242 Trumbull Street                                 Annuity Company, May 1991 to present; Vice
 Hartford, Connecticut                               President, Aetna Investment Services, Inc., July 1993
 Age 54                                              to present.
----------------------------------------------------------------------------------------------------------
 Amy R. Doberman           Secretary                 Counsel, Aetna Life Insurance and Annuity Company,
 151 Farmington Avenue                               December 1996 to present; Attorney, Securities and
 Hartford, Connecticut                               Exchange Commission, March 1990 to November
 Age 36                                              1996.
----------------------------------------------------------------------------------------------------------
 Maria T. Fighetti         Trustee                   Manager/Attorney, Health Services, New York City
 325 Piermont Road                                   Department of Mental Health, Mental Retardation and
 Closter, New Jersey                                 Alcohol Services, 1973 to present.
 Age 54
----------------------------------------------------------------------------------------------------------
 David L. Grove            Trustee, Chairperson      Private Investor; Economic/Financial Consultant,
 5 The Knoll               Contract Committee        December 1985 to present.
 Armonk, New York
 Age 79
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                           Principal Occupation During Past Five Years
                            Position(s) Held with         (and Positions held with Affiliated Persons or
Name, Address and Age             each Fund                    Principal Underwriter of each Fund)
----------------------------------------------------------------------------------------------------------
 John Y. Kim*              Trustee                   Director, President, Chief Executive Officer, Chief
 242 Trumbull Street                                 Investment Officer, Aeltus Investment Management,
 Hartford, Connecticut                               Inc., December 1995 to present; Director, Aetna Life
 Age 37                                              Insurance and Annuity Company, February 1995 to
                                                     present; Senior Vice President, Aetna Life Insurance
                                                     and Annuity Company, September 1994 to present.
----------------------------------------------------------------------------------------------------------
 Sidney Koch               Trustee                   Financial Adviser, self-employed, January 1993 to
 455 East 86th Street                                present.
 New York, New York
 Age 62
----------------------------------------------------------------------------------------------------------
 Frank Litwin              Vice President            Managing Director, Aeltus Investment Management,
 242 Trumbull Street                                 Inc., August 1997 to present; Vice President, Fidelity
 Hartford, Connecticut                               Investments Institutional Services Company, April
 Age 48                                              1992 to August 1997.
----------------------------------------------------------------------------------------------------------
 Shaun P. Mathews*         Trustee                   Vice President/Senior Vice President, Aetna Life
 151 Farmington Avenue                               Insurance and Annuity Company, March 1991 to
 Hartford, Connecticut                               present; Vice President, Aetna Life Insurance
 Age 42                                              Company, 1991 to present; Director and Senior Vice
                                                     President, Aetna Investment Services, Inc., July 1993
                                                     to present; Director and Senior Vice President, Aetna
                                                     Insurance Company of America, September 1992 to
                                                     present.
----------------------------------------------------------------------------------------------------------
 Corine T. Norgaard        Trustee                   Dean of the Barney School of Business, University of
 556 Wormwood Hill                                   Hartford (West Hartford, CT), August 1996 to present;
 Mansfield Center,                                   Professor, Accounting and Dean of the School of
 Connecticut                                         Management, Binghamton University (Binghamton,
 Age 60                                              NY), August 1993 to August 1996; Professor,
                                                     Accounting, University of Connecticut (Storrs, CT),
                                                     September 1969 to June 1993; Director, The Advest
                                                     Group (holding company for brokerage firm) through
                                                     September 1996.
----------------------------------------------------------------------------------------------------------
 Richard G. Scheide        Trustee, Chairperson      Trust and Private Banking Consultant, David Ross
 11 Lily Street            Audit Committee           Palmer Consultants, July 1991 to present.
 Nantucket,
 Massachusetts
 Age 68
----------------------------------------------------------------------------------------------------------
 Stephanie A. Taylor       Vice President,           Vice President Mutual Fund Accounting, Aeltus
 242 Trumbull Street       Treasurer and Chief       Investment Management, Inc., November 1995 to
 Hartford, Connecticut     Financial Officer         present; Director Mutual Fund Accounting, Aetna Life
 Age 44                                              Insurance and Annuity Company, August 1994 to
                                                     November 1995; Assistant Vice President, Investors
                                                     Bank & Trust, January 1993 to August 1994.
----------------------------------------------------------------------------------------------------------

Trustees who are also directors, officers or employees of Aetna Inc. and its affiliates are not entitled to any compensation from the Funds. As of December 31, 1997, the unaffiliated Trustees received compensation in the amounts included in the following table. None of these Trustees were entitled to receive pension or retirement benefits.

                                                            Aggregate
                           Aggregate       Aggregate       Compensation        Total Compensation
                         Compensation     Compensation         from                   from
   Name of Person,           from             from          Growth and         the Funds and Fund
       Position           Balanced VP        Bond VP         Income VP      Complex Paid to Trustees
---------------------    ------------     ------------     ------------     ------------------------
Corine Norgaard             $6,284           $2,622           $35,100               $55,500
Trustee
Sidney Koch                  6,340            2,646            35,416                56,000
Trustee
Maria T. Fighetti            6,284            2,622            35,100                55,500
Trustee
Richard G. Scheide           6,906            2,882            38,578                61,000
Trustee, Chairperson
Audit Committee
David L. Grove*              6,510            2,717            36,365                57,500
Trustee, Chairperson
Contract Committee

*Mr. Grove elected to defer all such compensation under an existing deferred compensation plan.

The Funds have obtained an order from the Commission which allows the Trustees who are not affiliated with Aetna Inc. or any of its subsidiaries to defer all or a portion of their compensation in accordance with the terms of a Deferred Compensation Plan (the "Plan"). Under the Plan, compensation deferred by an unaffiliated Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more series of Aetna Series Fund, Inc. designated by the Trustee. The amount paid to the unaffiliated Trustee under the Plan will be based upon the performance of such investments. Deferral of compensation in accordance with the Plan will have a negligible effect on the assets, liabilities and net income per share of any Fund and will not obligate a Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.


            CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of March 31, 1998, Aetna and its affiliates owned (100%) shares of Balanced VP, (99.25%) shares of Bond VP and (99.60%) shares of Growth and Income VP which were allocated to variable annuity and variable life insurance separate accounts to fund obligations under VA Contracts and VLI Policies. Contract holders in these separate accounts are provided the right to direct the voting of Fund shares at shareholder meetings. Aetna and its affiliates vote the shares that they own in these separate accounts in accordance with contract holders' directions. Undirected shares of a Fund will be voted for each Account in the same proportion as directed shares.

                        INVESTMENT ADVISORY AGREEMENTS


Effective May 1, 1998, each Fund entered into an investment advisory agreement appointing Aeltus as its Investment Adviser. These agreements replace investment advisory agreements with Aetna, and will be effective through December 31, 1998. The Advisory Agreements will remain in effect thereafter if approved at least annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund, as defined by the 1940 Act (Independent Trustees), at a meeting called for that purpose, and held in person. Each Advisory Agreement may be terminated without penalty upon sixty
(60) days' written notice by the Trustees or by a majority vote of the outstanding voting securities of that Fund, or by Aeltus. The Advisory Agreements terminate automatically in the event of assignment. Under the Advisory Agreements and subject to the supervision of the Trustees of each Fund, Aeltus has responsibility for supervising all aspects of the operations of each Fund including the selection, purchase and sale of securities on behalf of each Fund. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Trustees of the Fund and each Fund is responsible for payment of all other of its costs.

For the services under the Advisory Agreements, Aeltus will receive an annual fee, payable monthly, as described in each Fund's prospectus.

Prior to the date of this Statement, Aetna served as investment adviser to the Funds. For the years ended December 31, 1997, 1996 and 1995, Aetna received the following amounts in advisory fees from each Fund:

                               1997            1996            1995
                               ----            ----            ----
    Balanced VP             $7,561,696      $4,616,886      $2,674,612
   Bond VP                   2,576,345       2,033,785       1,534,803
   Growth and Income VP     41,563,182      22,537,554      12,573,737


                      ADMINISTRATIVE SERVICES AGREEMENTS

Pursuant to an Administrative Services Agreement with respect to each Fund, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Trustees.

For its services, each Fund pays Aeltus an annual fee, payable monthly, as described in each Fund's prospectus.

Each Administrative Services Agreement will remain in effect until December 31, 1998, and from year-to-year thereafter if approved annually by a majority of the Trustees. Each may be terminated by either party on sixty (60) days' written notice.

Prior to the date of this Statement, Aetna acted as Administrator. For the years ended December 31, 1997, 1996 and 1995, Aetna received the following administrative fees from each Fund:


                                1997            1996            1995
                                ----            ----            ----
   Balanced VP               $1,209,871      $ 851,380      $ 583,165
   Bond VP                      515,269        430,403        414,281
   Growth and Income VP       4,987,583      3,258,759      2,202,904

                   BROKERAGE ALLOCATION AND TRADING POLICIES


Subject to the supervision of each Fund's Trustees, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to executive the Funds' portfolio transactions, subject to Aeltus' duty to obtain best execution.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of each Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund's securities and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aeltus.

Research services furnished by brokers through whom a Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with Federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Funds.

The Funds have not effected and have no present intention of effecting any brokerage transactions in portfolio securities with Aeltus or any other affiliated person of the Funds. If Aeltus effects brokerage transactions through any affiliated person of the Fund or with any affiliated person of such person in the future, all such transactions will comply with Rule 17e-1 under the 1940 Act.

Aeltus acts as investment adviser to other investment companies registered under the 1940 Act. Aeltus has adopted policies designed to prevent disadvantaging the Funds in placing orders for the purchase and sale of securities.

A Fund and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund, the relative size of Fund holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

For the years ended December 31, 1997, 1996 and 1995, each Fund paid brokerage commissions as follows:

                               1997            1996            1995
                               ----            ----            ----
   Balanced VP              $2,113,501      $2,131,638      $3,963,689
   Bond VP                           0           3,622           9,900
   Growth and Income VP     19,942,448      12,769,947      17,298,663

For the fiscal year ended December 31, 1997, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services provided:

  Balanced VP              $ 764,261
  Bond VP                          0
  Growth and Income VP     3,371,710

Each Fund is subject to a Code of Ethics, approved by the Trustees, governing personal trading by persons who manage, or who have access to trading activity by, a Fund. The Code allows personal trades to be made in securities that may be held by a Fund; however, it prohibits a person from taking advantage of Fund trades or from acting on inside information. Aeltus also has adopted a Code of Ethics which the Trustees review annually.


                             DESCRIPTION OF SHARES

Bond VP was originally established as a Maryland corporation in 1973 and was converted to a Massachusetts business trust on May 1, 1984. It currently operates under a Declaration of Trust (Declaration) dated January 25, 1984. Growth and Income VP was originally established as a Maryland corporation in 1974 and was converted to a Massachusetts business trust on May 1, 1984. It operates under a Declaration dated January 25, 1984. The Declaration of each Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a single class, each of which represents a proportionate interest in that Fund equal to each other share. The Trustees have the power to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportional beneficial interest in the Fund.

Balanced VP was established under the laws of Maryland through Articles of Incorporation ("Articles") dated December 14, 1988. Balanced VP's name was changed from Aetna Investment Advisers Fund, Inc. on May 1, 1998. Balanced VP's Articles permit the Trustees to issue two billion transferable full and fractional shares of common stock with a par value of $.001 per share.

Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Fund shares are fully paid and nonassessable, except as set forth below.

Shareholder and Trustee Liability
Bond VP and Growth and Income VP are entities of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for the obligations of a Fund, which is not true in the case of a corporation. The Declaration of each Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of that Fund and that every written agreement, obligation, instrument or undertaking made by that Fund shall contain a provision to the effect that shareholders are not personally liable thereunder. With respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, and claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of each Fund, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Each Fund's Declaration further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Voting Rights
Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. Participants who select a Fund for investment through their VA Contract or VLI Policy are not the shareholders of the Fund. The insurance companies who issue the separate accounts generally pass through voting to Participants as described in the prospectus for the applicable VA Contract or VLI Policy. Once the initial Board of Trustees is elected, no meeting of the shareholders for the purpose of electing Trustees will be held unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Trustees then in office will call a shareholder meeting for election of Trustees. Vacancies occurring between any such meeting shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Trustees holding office have been elected by the shareholders. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Trustees of Bond VP and Growth and Income VP may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares; or (4) by written declaration filed with Mellon Bank, N.A., the Fund's custodian, signed by two-thirds of the Fund's shareholders. Trustees of Balanced VP may be removed at any meeting of shareholders by the vote of a majority of all shares entitled to vote. Any Trustee may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of a Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

Each Share has equal dividend rights with every other Share. Shares have no preemptive or conversion rights.


                       PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund are purchased and redeemed at the NAV next determined after receipt of a purchase or redemption order in acceptable form as described in each Fund's prospectus under "Purchase and Redemption of Shares" and "Net Asset Value."

The value of shares redeemed may be more or less than the shareholder's costs, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made by a Fund within seven days or the maximum period allowed by law, if shorter, after the redemption request is received by Aetna.


                             PRINCIPAL UNDERWRITER

Aetna is the principal underwriter of each Fund pursuant to a contract (Underwriting Agreement) between it and the Fund. Each Underwriting Agreement will remain in effect through December 1998 and may be continued annually thereafter if approved annually by the Trustees of the Fund or by a vote of holders of a majority of the Fund's shares. Each Underwriting Agreement may be terminated at any time, by either party, without the payment of any penalty, on sixty (60) days' written notice to the other party.

                                  TAX MATTERS


The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Funds' prospectuses are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies must consult the prospectuses of their respective contracts or policies for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.

Qualification as a Regulated Investment Company
Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a Fund generally is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (Distribution Requirement), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement). For purposes of these calculations, gross income includes tax-exempt income.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code
Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256, will generally be treated as ordinary income or loss.

For purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

Because only a few regulations regarding the treatment of swap agreements and other financial derivatives have been issued, the tax consequences of transactions in these types of instruments are not always entirely clear. Each Fund intends to account for derivatives transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company and/or its compliance with the diversification requirement under Code section 817(h) might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which it will be able to engage in swap agreements.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Finally, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued by or guaranteed by agencies and instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts
Under Code section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies
A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions
Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the dividends-received deduction for corporate shareholders.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired the shares. All distributions paid to Aetna or its affiliates, whether characterized as ordinary income or capital gain, are not taxable to VA Contract or VLI Policy holders.

If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Shareholders receiving a distribution in the form of either cash or additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Shares
Shareholders with direct investments in Growth and Income VP and Bond VP will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held, or deemed under Code rules to be held, for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Although gain or loss realized on shares redeemed through the direction of VA Contract or VLI Policy holders is taxable to Aetna or its affiliates, such VA Contract or VLI Policy holders will not be subject to tax.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                                NET ASSET VALUE

Securities of each Fund are generally valued by independent pricing services. Equity securities of a Fund which are traded on a registered securities exchange are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Short-term debt securities maturing in sixty days or less at the date of purchase will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Long-term debt securities (other than high-yield bonds) traded on a national securities exchange are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities. High-yield bonds are valued at the last bid price of such securities obtained from a broker.

Call options and put options are valued at the mean of the last bid and asked price on the principal exchange where the option is traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

                            PERFORMANCE INFORMATION


Performance information for each Fund may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return
Total return of a Fund for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Fund during that period. Total return calculations assume that all Fund distributions are reinvested at net asset value on their respective reinvestment dates.

From time to time, Aeltus may reduce its compensation or assume expenses in respect of the operations of a Fund in order to reduce each Fund's expenses. Any such waiver or assumption would increase a Fund's yield and total return during the period of the waiver or assumption.

The performance of the Funds may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

The performance of the Funds are commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ["n"] according to the formula:
                                P(1 + T)n = ERV

The total return(s) of each Fund calculated based on the formula above for the one, five and ten year periods ended December 31, 1997 are set forth in the table below.


                               1 Year       5 Years       10 Years
                               ------       -------       --------
   Balanced VP                  22.49%        14.44%        12.52%
   Bond VP                       8.30%         6.93%         9.22%
   Growth and Income VP         29.89%        17.70%        16.63%


Investors should not consider this performance data as an indication of the future performance of any of the Funds.

A Fund's investment results will vary from time to time depending upon market conditions, the composition of its investment Fund and its operating expenses. Performance information of any Fund will not be compared in advertisements with such information for funds that offer their shares directly to the public, because Fund performance data does not reflect charges imposed by the insurance company on the VA Contracts and VLI Policies. The total return for a Fund should be distinguished from the rate of return of a corresponding division of the insurance company's separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Fund will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisements. VA Contract owners and VLI Policy owners should consult their contract and policy prospectuses, respectively, for further information. Each Fund's results also should be considered relative to the risks associated with its investment objectives and policies.

30-Day Yield
Quotations of yield for Bond VP will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)6-1]
                                       cd

Where:

a = dividends and interest earned during the period

b = the expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period

d = the maximum offering price per share on the last day of the period

The yield for Bond VP for the 30-day period ended March 31, 1998 was 6.14%.


                                   CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258 serves as custodian for assets of each Fund. The custodian does not participate in determining the investment policies of a Fund or in deciding which securities are purchased or sold by the Fund. A Fund, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                             INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103 serves as independent auditors for each Fund. KPMG Peat Marwick LLP, provides audit services, assistance and consultation in connection with Commission filings.


                             FINANCIAL STATEMENTS

The Financial Statements for each Fund, and Independent Auditors Report thereon, are incorporated herein by reference to each Fund's Annual Report dated December 31, 1997. Each Annual Report is available upon request and without charge by calling 1-800-238-6263 or by writing to the Funds at 151 Farmington Avenue, Hartford, CT 06156.

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 24. Financial Statements and Exhibits

     (a)    Financial Statements:
            (1) Included in Part A:
                 Financial Highlights
            (2) Incorporated by reference in Part B to the Fund's Annual
                Report dated December 31, 1997, as filed electronically with the Securities and Exchange Commission on March 5, 1998
                (File No. 811-5773)(Accession No. 0000950146-98-000359):
                  Audited Financial Statements for Aetna Investment Advisers Fund, Inc. (renamed Aetna Balanced VP, Inc. effective May 1,
                  1998) which include the following:

                    Portfolio of Investments as of December 31, 1997
                    Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the year ended December 31, 1997 Statements of Changes in Net Assets for the years ended
                      December 31, 1997 and 1996
                    Notes to Financial Statements
                    Financial Highlights for each of the years in the five year period ended December 31, 1997
                    Independent Auditors' Report

     (b)    Exhibits:
            (1)(a)   Articles of Incorporation(1)
            (1)(b)   Articles of Amendment (March 8, 1989)(2)
            (1)(c)   Articles of Amendment (April 6, 1998)
            (2) Amended and Restated Bylaws (adopted by Board of Directors September 25, 1996)
            (3)      Not Applicable
            (4)      Instruments Defining Rights of Holders(3)
            (5) Investment Advisory Agreement between Aeltus Investment Management, Inc. ("Aeltus") and Aetna Balanced VP, Inc.
            (6) Underwriting Agreement between Aetna Life Insurance and Annuity Company and Aetna Balanced VP, Inc.(2)
            (7)      Directors' Deferred Compensation Plan
            (8) Custodian Agreement between Aetna Balanced VP, Inc. and Mellon Bank, N.A.(1)
            (9)(a)   Administrative Services Agreement between Aeltus and
                     Aetna Balanced VP, Inc.
            (9)(b)   License Agreement(2)
            (10)     Opinion and Consent of Counsel
            (11)     Consent of Independent Auditors
            (12)     Not Applicable
            (13)     Not Applicable
            (14)     Not Applicable

            (15)     Not Applicable
            (16)     Schedule for Computation of Performance Data(2)
            (17)     See exhibit 27 below
            (18)     Not Applicable
            (19)(a)  Power of Attorney(4)
            (19)(b)  Authorization for Signatures(5)
            (27)     Financial Data Schedule

1. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on April 25, 1996 (Accession No. 0000950146-96-000587).
2. Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on April 11, 1997 (Accession No. 0000950146-97-000577).
3. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on June 7, 1996 (Accession No. 0000950146-96-000945).
4. Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on January 16, 1998 (Accession No. 0000950146-98-000093).
5. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on September 26, 1997 (Accession No. 0000950146-97-001480).

Item 25. Persons Controlled by or Under Common Control

         Registrant is a Maryland corporation for which separate financial statements are filed. As of March 31, 1998, Aetna Life Insurance and Annuity Company ("Aetna") owned 100% of Registrant's outstanding voting securities.

         Aetna is an indirectly wholly owned subsidiary of Aetna Inc.

         A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to Item 26 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 333-01107), as filed electronically with the Securities and Exchange Commission on April
         7, 1998 (Accession No. 0000950146-98-000564).

Item 26. Number of Holders of Securities

         (1) Title of Class                      (2) Number of Record Holders

         Shares of Common Stock                      2 as of March 31, 1998
         $1.00 par value

Item 27. Indemnification

         Article 8, Section (d) of the Registrant's Articles of Incorporation, which are incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-1A (File No. 33-27247), as filed electronically on April 25, 1996, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires on October 1, 1999.

         Section XI.B of the Administrative Services Agreement (filed herewith as Exhibit 24 (b)(9)(a)) provides for indemnification of the Administrator.

         Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 28. Business and Other Connections of Investment Adviser

         The investment adviser, Aeltus Investment Management, Inc. ("Aeltus"), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Generation Portfolios, Inc., Aetna GET Fund, Aetna Variable Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (the "1940 Act")). It also acts as investment adviser to certain private accounts.

         The following table summarizes the business connections of the directors and principal officers of the investment adviser.

-------------------------------------------------------------------------------------------------------------------------
 Name                          Positions and Offices              Other Principal Position(s) Held
 ----                          with Investment Adviser            Since Oct. 31, 1995/Addresses*/**
                               -----------------------            ----------------------------------
-------------------------------------------------------------------------------------------------------------------------
 J. Scott Fox                  Director, Managing Director,       Director and President (since September 1997) --
                               Chief Operating Officer, Chief     Aetna Life Assignment Company; Vice President (since
                               Financial Officer                  April 1997) -- Aetna Retirement Services, Inc.;
                                                                  Director and Senior Vice President (April 1997 -
                                                                  February 1998) -- Aetna Retirement Holdings,
                                                                  Inc.; Director and Senior Vice President
                                                                  (March 1997 - February 1998) -- Aetna Life
                                                                  Insurance and Annuity Company; Managing Director,
                                                                  Chief Operating Officer, Chief Financial Officer,
                                                                  Treasurer (April 1994 - March 1997) -- Aeltus
                                                                  Investment Management, Inc.; Director (March 1996 -
                                                                  July 1997) -- Aeltus Capital, Inc.; Managing
                                                                  Director, Chief Financial Officer (March 1996 -
                                                                  April 1997) -- Aeltus Capital, Inc.; Director
                                                                  (May 1996 - July 1997) -- Aeltus Trust Company,
                                                                  Inc.; Managing Director, Chief Operating Officer,
                                                                  Chief Financial Officer and Treasurer (May 1996 -
                                                                  April 1997) -- Aeltus Trust Company, Inc.; Director
                                                                  and President (May 1996 - October 1997) -- Aetna
                                                                  Investment Management (Bermuda) Holding, Ltd.

-------------------------------------------------------------------------------------------------------------------------
 Name                          Positions and Offices              Other Principal Position(s) Held
 ----                          with Investment Adviser            Since Oct. 31, 1995/Addresses*/**
                               -----------------------            ----------------------------------
-------------------------------------------------------------------------------------------------------------------------
 Timothy A. Holt               Director                           Senior Vice President (September 1997 - February
                                                                  1998) -- Aetna Retirement Holdings, Inc.; Director
                                                                  (since September 1997) -- Aetna Investment Services,
                                                                  Inc.; Senior Vice President and Chief Financial
                                                                  Officer (February 1996 - February 1998) -- Aetna Life
                                                                  Insurance and Annuity Company; Director (March 1996 -
                                                                  February 1998) -- Aetna Retirement Holdings, Inc.;
                                                                  Vice President (September 1996 - September 1997) --
                                                                  Aetna Retirement Holdings, Inc.; Vice President,
                                                                  Portfolio Management/Investment Group (June 1991 -
                                                                  February 1996) -- Aetna Inc. (formerly known as Aetna
                                                                  Life and Casualty Company).

 John Y. Kim                   Director, President, Chief         Director (since February 1995) -- Aetna Life
                               Executive Officer, Chief           Insurance and Annuity Company; Senior Vice President
                               Investment Officer                 (since September 1994) -- Aetna Life Insurance and
                                                                  Annuity Company.

 Thomas J. McInerney           Director                           President (since August 1997) -- Aetna Retirement
                                                                  Services, Inc.; Director and President (since
                                                                  September 1997) -- Aetna Life Insurance and Annuity
                                                                  Company; Director and President (since September
                                                                  1997) -- Aetna Retirement Holdings, Inc.; Director
                                                                  and President (since September 1997) -- Aetna
                                                                  Insurance Company of America; Executive Vice
                                                                  President (since August 1997) -- Aetna Inc.; Vice
                                                                  President, Strategy (March 1997 - August 1997) --
                                                                  Aetna Inc.; Vice President, Marketing and Sales
                                                                  (December 1996 - March 1997) -- Aetna U.S.
                                                                  Healthcare; Vice President, National Accounts (April
                                                                  1996 - December 1996) -- Aetna U.S. Healthcare; Vice
                                                                  President, Strategy, Finance, & Administration (July
                                                                  1995 - April 1996) -- Aetna Inc.

-------------------------------------------------------------------------------------------------------------------------
 Name                          Positions and Offices              Other Principal Position(s) Held
 ----                          with Investment Adviser            Since Oct. 31, 1995/Addresses*/**
                               -----------------------            ----------------------------------
-------------------------------------------------------------------------------------------------------------------------
 Peter B. Canoni               Managing Director, Equity          Managing Director (since January 1996) -- Aeltus
                               Investments                        Trust Company; Registered Representative (since March
                                                                  1994) -- Aeltus Capital, Inc.

 Lennart A. Carlson            Managing Director, Fixed Income    Managing Director (since January 1996) -- Aeltus
                               Investments                        Trust Company; Registered Representative (since
                                                                  February 1993) -- Aeltus Capital, Inc.

 Steven C. Huber               Managing Director, Fixed Income    Portfolio Manager (August 1991 - August 1996) --
                               Investments                        Aetna Life Insurance and Annuity Company; Managing
                                                                  Director (since August 1996) -- Aeltus Trust Company.

 Brian K. Kawakami             Vice President, Chief Compliance   Chief Compliance Officer & Director (since January
                               Officer                            1996) -- Aeltus Trust Company; Chief Compliance
                                                                  Officer (since August 1993) -- Aeltus Capital, Inc.

 Neil Kochen                   Managing Director, Product         Managing Director (since April 1996) -- Aeltus
                               Development                        Investment Management, Inc.; Managing Director (since
                                                                  April 1996) -- Aeltus Trust Company; Managing Director
                                                                  (since August 1996) -- Aeltus Capital, Inc.;
                                                                  Managing Director (July 1994- August 1996) -- Aetna
                                                                  Life Insurance and Annuity Company.

 Frank Litwin                  Managing Director, Retail          Vice President, Strategic Marketing (April, 1992 -
                               Marketing and Sales                August, 1997) -- Fidelity Investments Institutional
                                                                  Services Company.

 Kevin M. Means                Managing Director, Equity          Managing Director (July 1994 - August 1996) -- Aetna
                               Investments                        Life Insurance and Annuity Company; Managing Director
                                                                  (since August 1996) -- Aeltus Trust Company.

 L. Charles Meythaler          Managing Director, Institutional   Managing Director (since April 1997) -- Aeltus
                               Marketing and Sales                Investment Management, Inc.; Director (since July
                                                                  1997) -- Aeltus Trust Company; Managing Director
                                                                  (since June 1997) -- Aeltus Trust Company; President
                                                                  (June 1993 - April 1997) -- New England Investment
                                                                  Association.

-------------------------------------------------------------------------------------------------------------------------
 Name                          Positions and Offices              Other Principal Position(s) Held
 ----                          with Investment Adviser            Since Oct. 31, 1995/Addresses*/**
                               -----------------------            ----------------------------------
-------------------------------------------------------------------------------------------------------------------------
 Jeanne Wong-Boehm             Managing Director, Fixed Income    Portfolio Manager (March 1982 - August 1996) -- Aetna
                               Investments                        Life Insurance and Annuity Company; Portfolio Manager
                                                                  (March 1982 - August 1996) -- Aetna Inc.; Managing
                                                                  Director (since August 1996) -- Aeltus Trust
                                                                  Company; Registered Representative (since August
                                                                  1996) -- Aeltus Capital, Inc.


     * Except with respect to Messrs. Holt and McInerney, the principal business address of each person named is 242 Trumbull Street, Hartford, Connecticut 06103-1205. The address of Messrs. Holt and McInerney is 151 Farmington Avenue, Hartford, Connecticut 06156.

     ** Certain officers and directors of the investment adviser currently hold (or have held during the past two years) other positions with affiliates of the Registrant that are not deemed to be principal positions.

Item 29. Principal Underwriters

     (a) In addition to serving as the principal underwriter for the Registrant, Aetna also acts as the principal underwriter for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna GET Fund, Aetna Variable Portfolios, Inc. and Aetna Generation Portfolios, Inc. and as investment adviser, principal underwriter and administrator for Portfolio Partners, Inc. (all management investment companies registered under the 1940 Act). Additionally, Aetna acts as the principal underwriter and depositor for Aetna Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Aetna Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America ("AICA") (a separate account of AICA registered as a unit investment trust under the 1940 Act).

(b)      The following are the directors and principal officers of the
         Underwriter:

Name and Principal           Positions and Offices                Positions and Offices
Business Address*            with Principal Underwriter           with Registrant
-----------------            --------------------------           ---------------

Thomas J. McInerney          Director and President               None

Robert D. Friedhoff          Senior Vice President                None

John Y. Kim                  Senior Vice President                Director

Shaun P. Mathews             Director and Senior Vice President   Director

Catherine H. Smith           Director, Senior Vice President and  None
                             Chief Financial Officer




Kirk P. Wickman              Vice President, General Counsel and  None
                             Corporate Secretary

Deborah Koltenuk             Vice President and Treasurer,        None
                             Corporate Controller

Frederick D. Kelsven         Vice President and Chief Compliance  None
                             Officer

* Except with respect to Mr. Kim, the principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156. Mr. Kim's address is 242 Trumbull Street, Hartford, Connecticut 06103-1205.

     (c)      Not applicable

Item 30. Location of Accounts and Records

     As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 or 242 Trumbull Street, Hartford, Connecticut 06103-1205.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant undertakes that if requested by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting as if Section 16(c) of the 1940 Act applied.

         The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Balanced VP, Inc. certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 33-27247) and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut, on the 27th day of April, 1998.


                                                     AETNA BALANCED VP, INC.
                                                 ----------------------------
                                                     Registrant

                                                 By  /s/J. Scott Fox*
                                                     -------------------
                                                     J. Scott Fox
                                                     President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on April 27, 1998 in the capacities indicated.

Signature                    Title                                    Date
---------                    -----                                    ----

/s/J. Scott Fox *            President and Director              )
------------------------                                         )
J. Scott Fox                 (Principal Executive Officer)       )
                                                                 )
/s/Maria T. Fighetti *       Director                            )
------------------------                                         )
Maria T. Fighetti                                                )
                                                                 )
/s/David L. Grove *          Director                            )    April
------------------------                                         )
David L. Grove                                                   )    27, 1997
                                                                 )
/s/John Y. Kim*              Director                            )
------------------------                                         )
John Y. Kim                                                      )
                                                                 )
/s/Sidney Koch *             Director                            )
------------------------                                         )
Sidney Koch                                                      )
                                                                 )
/s/Shaun P. Mathews*         Director                            )
------------------------                                         )
Shaun P. Mathews                                                 )
                                                                 )

/s/Corine T. Norgaard*       Director                                      )
------------------------                                                   )
Corine T. Norgaard                                                         )
                                                                           )
/s/Richard G. Scheide*       Director                                      )
------------------------                                                   )
Richard G. Scheide                                                         )
                                                                           )
/s/Stephanie A. Taylor*      Treasurer and Chief Financial Officer         )
------------------------                                                   )
Stephanie A. Taylor          (Principal Financial and Accounting Officer)  )

By:  /s/ Amy R. Doberman
     ----------------------------------
     *Amy R. Doberman
      Attorney-in-Fact

(Executed pursuant to Power of Attorney dated December 10, 1997 and filed with the Securities and Exchange Commission on January 16, 1998 (Accession No. 0000950146-98-000093)).

                             Aetna Balanced VP, Inc.
                                  EXHIBIT INDEX

Exhibit No.     Exhibit                                                                Page
-----------     -------                                                                ----

99-(b)(1)(a)    Articles of Incorporation                                                *

99-(b)(1)(b)    Articles of Amendment (March 8, 1989)                                    *

99-(b)(1)(c)    Articles of Amendment (April 6, 1998)
                                                                                --------------------

99-(b)(2)       Amended and Restated Bylaws
                                                                                --------------------

99-(b)(4)       Instruments Defining Rights of Holders                                   *

99-(b)(5)       Investment Advisory Agreement between Aeltus Investment
                Management, Inc. ("Aeltus") and Aetna Balanced VP, Inc.
                                                                                --------------------

99-(b)(6)       Underwriting Agreement between Aetna Life Insurance and                  *
                Annuity Company and Aetna Balanced VP, Inc.

99-(b)(7)       Directors' Deferred Compensation Plan
                                                                                --------------------

99-(b)(8)       Custodian Agreement between Aetna Balanced VP, Inc. and                  *
                Mellon Bank, N.A.

99-(b)(9)(a)    Administrative Services Agreement between Aeltus and Aetna
                Balanced VP, Inc.
                                                                                --------------------

99-(b)(9)(b)    License Agreement                                                        *

99-(b)(10)      Opinion and Consent of Counsel
                                                                                --------------------

99-(b)(11)      Consent of Independent Auditors
                                                                                --------------------

99-(b)(16)      Schedule for Computation of Performance Data                             *

99-(b)(19)(a)   Power of Attorney                                                        *

99-(b)(19)(b)   Authorization for Signatures                                             *

27              Financial Data Schedule
                                                                                --------------------

*    Incorporated by Reference